                                 Exhibit 10(x)

                    POTASH CORPORATION OF SASKATCHEWAN INC.

                               BOARD OF DIRECTORS

                                   RESOLUTION

WHEREAS by resolution made May 9, 1991 the Corporation adopted a supplemental retirement income plan (the "Plan");

AND WHEREAS it is desirable that certain amendments be made to the terms of the Plan;

THEREFORE BE IT RESOLVED:

1.      That the terms of the Plan be amended as follows:

        i. to provide that supplemental benefits payable under the Plan to the Executive and his or her spouse shall, upon direction of the Executive, be paid in a lump sum provided that such benefits shall be actuarially calculated to reflect a cost neutral position to the Corporation:

        ii. to provide that the automatic form of benefit payable if the Executive has a spouse on the date benefits are due to commence shall be an actuarially reduced monthly benefit with 60% of the reduced amount continuing for the life the Executive's spouse upon the Executive's death;

        iii. to provide that the term "Earnings" shall mean the Executive's annual base pay plus all bonuses paid or payable to the Executive in a calendar year.

2. That any two directors or officers of the Corporation be and hereby are authorized to execute on behalf of the Corporation any documentation required to reflect the amendments to the Plan as aforesaid.

THIS AGREEMENT made as of this _______________ day of ________________, 1996.


B E T W E E N:


                 POTASH CORPORATION OF SASKATCHEWAN INC., a corporation incorporated under the laws of the province of Saskatchewan

                 (hereinafter called  "PCS Inc")

                 - AND -


                 of the City of Saskatoon, in the province of Saskatchewan, an executive of the Corporation

                 (hereinafter called the "Executive")

WHEREAS the Executive is in the employ of PCS Inc. or one of its direct or indirect subsidiaries (hereinafter collectively the "Corporation") and renders valuable service to the Corporation;

AND WHEREAS the Executive is a member of the Potash Corporation of Saskatchewan Inc. Pension Plan (the "Pension Plan");

AND WHEREAS the Corporation desires to recognize the value of the Executive's service and to secure his continued employment;

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the Executive and the Corporation covenant and agree as follows:

1.       DEFINITIONS

         For purposes of this Agreement, the terms "CONTINUOUS SERVICE", and "SPOUSE" shall have the meanings given those terms in the Pension Plan
         from time to time.   The term "EARNINGS" shall mean the Executive's
         annual base pay plus 100% of all bonuses paid or payable to the Executive in a calendar year.

         For purposes of this Agreement, the term Pension Plan shall also include any prior or alternate plans from which the Executive is entitled to benefits by reason of his service with the Corporation.


2.       QUALIFICATION FOR PENSION PLAN SUPPLEMENT

         To qualify for the supplemental retirement benefits described in this Agreement, the Executive shall:

         (a) remain in the continuous service of the Corporation from the date of this Agreement until his retirement from the Corporation; and

         (b)     not retire from the Corporation prior to age 55.

         For purposes of this Agreement, any termination of employment from the Corporation by the Executive on or after age 55 shall be deemed to be the Executive's retirement from the Corporation.

3.       RETIREMENT DATES

         (a)     NORMAL RETIREMENT
                 Upon the Executive's retirement from the Corporation at age 65, the Executive shall receive the supplemental retirement benefits as described in paragraph 4.


         (b)     EARLY RETIREMENT
                 If the Executive retires from the Corporation after attaining age 55, but prior to attainment of age 65, the Executive shall receive supplemental retirement benefits as described in paragraph 4, except that such supplemental retirement benefits shall be reduced by 5/12 of 1% for each month that the commencement date of the supplemental retirement benefit payments precedes the Executive's attainment of age 62.


         (c)     POSTPONED RETIREMENT
                 If the Executive retires from the Corporation after attaining age 65, the Executive shall continue to accrue benefits under this Agreement until his actual retirement date and shall receive the supplemental retirement benefits as described in paragraph 4.

4.       AMOUNT OF SUPPLEMENT

         The annual supplemental retirement benefit payable under this Agreement, if any, shall be calculated as follows:

        (a)     5% of the Executive's average 3 highest calendar years' Earnings multiplied by

                 the Executive's years (including partial years calculated to the last full month completed) of Continuous Service up to a maximum of 10 years

                                      PLUS

        (b)     2% of the Executive's average 3 highest calendar years' Earnings multiplied by

                 the Executive's years (including partial years calculated to the last full month completed) of Continuous Service in excess of 25 years to a maximum of 10 additional years

                                     MINUS

         (c) the annual retirement benefit which can be provided to the Executive under the Pension Plan on a life-only basis.

5.       PAYMENT OF PENSION PLAN SUPPLEMENT

         (a)     NORMAL FORM

         The supplemental retirement benefits payable pursuant to paragraph 4 shall be paid to the Executive upon direction of the Executive by way of either:

         i) equal monthly installments for his lifetime, commencing on the first day of the month coincident with or next following the date of the Executive's retirement from the Corporation and ceasing with the payment due for the month in which the Executive dies, or

         ii)     a lump sum payment to be received by the Executive within
                 thirty days of retirement.   The lump sum payment shall
                 reflect the present value of the supplemental retirement benefit on a life only basis which shall be calculated to reflect a cost neutral position to the Corporation when compared to (i) above.

         If either (i) or (ii) is selected by the Executive and such Executive has a Spouse on the date that supplemental retirement benefits are to begin, the Spouse of such Executive shall be required to waive the right to any further benefit under the Supplemental Retirement Income
         plan.   Such waiver shall be in the form prepared by the Corporation.

         (b)     OPTIONAL FORMS OF PAYMENT

         If the Executive has a Spouse on the date that the supplemental retirement benefit payments are due to commence, such Executive may elect that a percentage of his monthly benefits be continued to his
         Spouse after the Executive's death.   Such percentage shall be either
         60%, 75% or 100% or some other percentage or manner as selected by the Executive on an actuarially reduced basis.

6.       DEATH PRIOR TO RETIREMENT
         Should the Executive die after attaining age 55 but prior to his retirement from the Corporation, the Executive's Spouse (if any) shall receive an annual supplemental retirement benefit equal to the annual benefit the Spouse would have received had the Executive retired immediately prior to his death and elected a 60% survivor pension.
         The Executive's Spouse may elect to have such benefit paid in a lump sum which benefit shall be actuarially calculated to reflect a cost neutral position to the Corporation. The Executive shall not receive any benefits pursuant to this Agreement if he should die prior to attaining age 55.

7.       FUNDING
         The Corporation will not be required to establish or contribute to a trust fund or other funding arrangement of any kind for the provision of the supplemental retirement benefit or any other payment which may
         become payable under this Agreement.   Neither the Executive nor any
         other person shall acquire by reason of this Agreement any right in or
         title to any assets, funds or property of the Corporation.   Any
         benefits which become payable hereunder shall be paid from the general
         assets of the Corporation.   The Executive shall have only a
         contractual right to the amounts, if any, payable hereunder unsecured
         by any asset of the Corporation.   Nothing contained in this Agreement
         constitutes a guarantee by the Corporation that the assets of the Corporation shall be sufficient to pay any benefit to any person.
         The Corporation agrees to purchase a letter of credit from a financial institution to secure the benefits of the Executive.

8.       SUCCESSORS AND ASSIGNS
         This Agreement shall enure to the benefit of and be binding upon the Corporation and its assigns and upon the Executive and his heirs, executors, administrators, successors and assigns.

9.       WITHHOLDING TAX
         The benefits payable pursuant to this Agreement shall be subject to such withholding tax as required by law.

10.      AMENDMENT
         This Agreement may be amended at any time upon the written agreement
         of the Corporation and the Executive.   This Agreement when duly
         signed by the Corporation and the Executive shall replace any prior Agreement dealing with Supplemental Executive Retirement Income.

11.      GOVERNING LAWS
         This Agreement shall be governed by the laws applicable in the province of Saskatchewan.

IN WITNESS WHEREOF the Corporation has executed this Agreement by its duly authorized officers on its behalf and the Executive has executed this Agreement as of the date first above written.

                                       Potash Corporation of Saskatchewan Inc.

                                       -----------------------------------



                                       Executive:


                                       -----------------------------------




SIGNED SEALED AND DELIVERED
in the presence of:

__________________________________
Name of Witness

__________________________________
Signature of Witness

THIS AGREEMENT made as of this _______________ day of ________________, 1996.


B E T W E E N:


                 POTASH CORPORATION OF SASKATCHEWAN INC., a corporation incorporated under the laws of the province of Saskatchewan

                 (hereinafter called  "PCS Inc.")

                 - AND -

                 of the City of Saskatoon, in the province of Saskatchewan, an executive of the Corporation

                 (hereinafter called the "Executive")


WHEREAS the Executive is in the employ of PCS Inc. or one of its direct or indirect subsidiaries (hereinafter collectively the "Corporation") and renders valuable service to the Corporation;

AND WHEREAS the Executive is a member of the Potash Corporation of Saskatchewan Inc. Pension Plan (the "Pension Plan");

AND WHEREAS the Corporation desired to recognize the value of the Executive's service and to secure his continued employment;

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the Executive and the Corporation covenant and agree as follows:

1.       DEFINITIONS

         For purposes of this Agreement, the terms "CONTINUOUS SERVICE", and "SPOUSE" shall have the meanings given those terms in the Pension Plan
         from time to time.   The term "EARNINGS" shall mean the Executive's
         annual base pay plus 100% of all bonuses paid or payable to the Executive in a calendar year.

         For purposes of this Agreement, the term Pension Plan shall also include any prior or alternate plans from which the Executive is entitled to benefits by reason of his service with the Corporation.


2.       QUALIFICATION FOR PENSION PLAN SUPPLEMENT

         To qualify for the supplemental retirement benefits described in this Agreement, the Executive shall:

         (a) remain in the continuous service of the Corporation from the date of this Agreement until his retirement from the Corporation; and

         (b)     not retire from the Corporation prior to age 55.

         For purposes of this Agreement, any termination of employment from the Corporation by the Executive on or after age 55 shall be deemed to be the Executive's retirement from the Corporation.

3.       RETIREMENT DATES

         (a)     NORMAL RETIREMENT
                 Upon the Executive's retirement from the Corporation at age 65, the Executive shall receive the supplemental retirement benefits as described in paragraph 4.


         (b)     EARLY RETIREMENT
                 If the Executive retires from the Corporation after attaining age 55, but prior to attainment of age 65, the Executive shall receive supplemental retirement benefits as described in paragraph 4, except that such supplemental retirement benefits shall be reduced by 5/12 of 1% for each month that the commencement date of the supplemental retirement benefit payments precedes the Executive's attainment of age 62.


         (c)     POSTPONED RETIREMENT
                 If the Executive retires from the Corporation after attaining age 65, the Executive shall continue to accrue benefits under this Agreement until his actual retirement date and shall receive the supplemental retirement benefits as described in paragraph 4.

4.       AMOUNT OF SUPPLEMENT

         The annual supplemental retirement benefit payable under this Agreement, if any, shall be calculated as follows:

        (a)     2% of the Executive's average 3 highest calendar years' Earnings multiplied by

                 the Executive's years (including partial years calculated to the last full month completed) of Continuous Service up to a maximum of 35 years minus

         (b) the annual retirement benefit which can be provided to the Executive under the Pension Plan on a life-only basis.

5.       PAYMENT OF PENSION PLAN SUPPLEMENT

         (a)     NORMAL FORM

         The supplemental retirement benefits payable pursuant to paragraph 4 shall be paid to the Executive upon direction of the Executive by way of either:

         i) equal monthly installments for his lifetime, commencing on the first day of the month coincident with or next following the date of the Executive's retirement from the Corporation and ceasing with the payment due for the month in which the Executive dies, or

         ii)     a lump sum payment to be received by the Executive within
                 thirty days of retirement.   The lump sum payment shall
                 reflect the present value of the supplemental retirement benefit on a life only basis which shall be calculated to reflect a cost neutral position to the Corporation when compared to (i) above.

         If either (i) or (ii) is selected by the Executive and such Executive has a Spouse on the date that supplemental retirement benefits are to begin, the Spouse of such Executive shall be required to waive the right to any further benefit under the Supplemental Retirement Income
         plan.   Such waiver shall be in the form prepared by the Corporation.

         (b)     OPTIONAL FORMS OF PAYMENT

         If the Executive has a Spouse on the date that the supplemental retirement benefit payments are due to commence, such Executive may elect that a percentage of his monthly benefits be continued to his
         Spouse after the Executive's death.   Such percentage shall be either
         60%, 75% or 100% or some other percentage or manner as selected by the Executive on an actuarially reduced basis.

6.       DEATH PRIOR TO RETIREMENT
         Should the Executive die after attaining age 55 but prior to his retirement from the Corporation, the Executive's Spouse (if any) shall receive an annual supplemental retirement benefit equal to the annual benefit the Spouse would have received had the Executive retired immediately prior to his death and elected a 60% survivor pension.
         The Executive's Spouse may elect to have such benefit paid in a lump sum which benefit shall be actuarially calculated to reflect a cost
         neutral position to the Corporation.   The Executive shall not receive
         any benefits pursuant to this Agreement if he should die prior to attaining age 55.

7.       FUNDING
         The Corporation will not be required to establish or contribute to a trust fund or other funding arrangement of any kind for the provision of the supplemental retirement benefit or any other payment which may
         become payable under this Agreement.   Neither the Executive nor any
         other person shall acquire by reason of this Agreement any right in or
         title to any assets, funds or property of the Corporation.   Any
         benefits which become payable hereunder shall be paid from the general
         assets of the Corporation.   The Executive shall have only a
         contractual right to the amounts, if any, payable hereunder unsecured
         by any asset of the Corporation.   Nothing contained in this Agreement
         constitutes a guarantee by the Corporation that the assets of the Corporation shall be sufficient to pay any benefit to any person.
         The Corporation agrees to purchase a letter of credit from a financial institution to secure the benefits of the Executive.

8.       SUCCESSORS AND ASSIGNS
         This Agreement shall enure to the benefit of and be binding upon the Corporation and its assigns and upon the Executive and his heirs, executors, administrators, successors and assigns.

9.       WITHHOLDING TAX
         The benefits payable pursuant to this Agreement shall be subject to such withholding tax as required by law.

10.      AMENDMENT
         This Agreement may be amended at any time upon the written agreement
         of the Corporation and the Executive.   This Agreement duly signed by
         the Corporation and the Executive shall replace any prior Agreement dealing with Supplemental Executive Retirement Income.

11.      GOVERNING LAWS
         This Agreement shall be governed by the laws applicable in the province of Saskatchewan.

IN WITNESS WHEREOF the Corporation has executed this Agreement by its duly authorized officers on its behalf and the Executive has executed this Agreement as of the date first above written.

                                       Potash Corporation of Saskatchewan Inc.


                                       ----------------------------------------



                                       Executive:


                                       ----------------------------------------




SIGNED SEALED AND DELIVERED
in the presence of:

__________________________________
Name of Witness

__________________________________
Signature of Witness

THIS AGREEMENT made as of this _______________ day of ________________, 1996.


B E T W E E N:


                 POTASH CORPORATION OF SASKATCHEWAN INC., a corporation incorporated under the laws of the province of Saskatchewan

                 (hereinafter called  "PCS Inc")

                 - AND -


                 of the City of Saskatoon, in the province of Saskatchewan, an executive of the Corporation

                 (hereinafter called the "Executive")



WHEREAS the Executive is in the employ of PCS Inc. or one of its direct or indirect subsidiaries (hereinafter collectively the "Corporation") and renders valuable service to the Corporation;

AND WHEREAS the Executive is a member of the Pension Plan;

AND WHEREAS the Corporation desires to recognize the value of the Executive's service and to secure his continued employment;

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the Executive and the Corporation covenant and agree as follows:

1.       DEFINITIONS

         For purposes of this Agreement, the terms "CONTINUOUS SERVICE", and "SPOUSE" shall have the meanings given those terms in the Pension Plan
         from time to time.   The term "EARNINGS" shall mean the Executive's
         annual base pay plus 100% of all bonuses paid or payable to the Executive in a calendar year.

         For purposes of this Agreement, the term Pension Plan means the Potash Corporation of Saskatchewan Pension Plan and also includes any prior or alternate plans from which the Executive is entitled to benefits by reason of his service with the Corporation.


2.       QUALIFICATION FOR PENSION PLAN SUPPLEMENT

         To qualify for the supplemental retirement benefits described in this Agreement, the Executive shall:

         (a) remain in the continuous service of the Corporation from the date of this Agreement until his retirement from the Corporation; and

         (b)     not retire from the Corporation prior to age 55.

         For purposes of this Agreement, any termination of employment from the Corporation by the Executive on or after age 55 shall be deemed to be the Executive's retirement from the Corporation.

3.       RETIREMENT DATES

         (a)     NORMAL RETIREMENT
                 Upon the Executive's retirement from the Corporation at age 65, the Executive shall receive the supplemental retirement benefits as described in paragraph 4.


         (b)     EARLY RETIREMENT
                 If the Executive retires from the Corporation after attaining age 55, but prior to attainment of age 65, the Executive shall receive supplemental retirement benefits as described in paragraph 4, except that such supplemental retirement benefits shall be reduced by 5/12 of 1% for each month that the commencement date of the supplemental retirement benefit payments precedes the Executive's attainment of age 62.


         (c)     POSTPONED RETIREMENT
                 If the Executive retires from the Corporation after attaining age 65, the Executive shall continue to accrue benefits under this Agreement until his actual retirement date and shall receive the supplemental retirement benefits as described in paragraph 4.

4.       AMOUNT OF SUPPLEMENT

         The annual supplemental retirement benefit payable under this Agreement, if any, shall be calculated as follows:

        (a)     5% of the Executive's average 3 highest calendar years' Earnings multiplied by

                 the Executive's years (including partial years calculated to the last full month completed) of Continuous Service up to a maximum of 10 years

                                      PLUS

        (b)     2% of the Executive's average 3 highest calendar years' Earnings multiplied by

                 the Executive's years (including partial years calculated to the last full month completed) of Continuous Service in excess of 25 years to a maximum of 10 additional years

                                     MINUS

         (c) the annual retirement benefit which can be provided to the Executive under the Pension Plan on a life-only basis.

5.       PAYMENT OF PENSION PLAN SUPPLEMENT

         (a)     NORMAL FORM

         The supplemental retirement benefits payable pursuant to paragraph 4 shall be paid to the Executive upon direction of the Executive by way of either:

         i) equal monthly installments for his lifetime, commencing on the first day of the month coincident with or next following the date of the Executive's retirement from the Corporation and ceasing with the payment due for the month in which the Executive dies, or

         ii)     a lump sum payment to be received by the Executive within
                 thirty days of retirement.   The lump sum payment shall
                 reflect the present value of the supplemental retirement benefit on a life only basis which shall be calculated to reflect a cost neutral position to the Corporation when compared to (i) above.

         If either (i) or (ii) is selected by the Executive and such Executive has a Spouse on the date that supplemental retirement benefits are to begin, the Spouse of such Executive shall be required to waive the right to any further benefit under the Supplemental Retirement Income
         plan.   Such waiver shall be in the form prepared by the Corporation.

         (b)     OPTIONAL FORMS OF PAYMENT

         If the Executive has a Spouse on the date that the supplemental retirement benefit payments are due to commence, such Executive may elect that a percentage of his monthly benefits be continued to his
         Spouse after the Executive's death.   Such percentage shall be either
         60%, 75% or 100% or some other percentage or manner as selected by the Executive on an actuarially reduced basis.

6.       DEATH PRIOR TO RETIREMENT
         Should the Executive die after attaining age 55 but prior to his retirement from the Corporation, the Executive's Spouse (if any) shall receive an annual supplemental retirement benefit equal to the annual benefit the Spouse would have received had the Executive retired immediately prior to his death and elected a 60% survivor pension.
         The Executive's Spouse may elect to have such benefit paid in a lump sum which benefit shall be actuarially calculated to reflect a cost neutral position to the Corporation. The Executive shall not receive any benefits pursuant to this Agreement if he should die prior to attaining age 55.

7.       FUNDING
         The Corporation will not be required to establish or contribute to a trust fund or other funding arrangement of any kind for the provision of the supplemental retirement benefit or any other payment which may
         become payable under this Agreement.   Neither the Executive nor any
         other person shall acquire by reason of this Agreement any right in or
         title to any assets, funds or property of the Corporation.   Any
         benefits which become payable hereunder shall be paid from the general
         assets of the Corporation.   The Executive shall have only a
         contractual right to the amounts, if any, payable hereunder unsecured
         by any asset of the Corporation.   Nothing contained in this Agreement
         constitutes a guarantee by the Corporation that the assets of the Corporation shall be sufficient to pay any benefit to any person.
         The Corporation agrees to purchase a letter of credit from a financial institution to secure the benefits of the Executive.

8.       SUCCESSORS AND ASSIGNS
         This Agreement shall enure to the benefit of and be binding upon the Corporation and its assigns and upon the Executive and his heirs, executors, administrators, successors and assigns.

9.       WITHHOLDING TAX
         The benefits payable pursuant to this Agreement shall be subject to such withholding tax as required by law.

10.      AMENDMENT
         This Agreement may be amended at any time upon the written agreement
         of the Corporation and the Executive.   This Agreement when duly
         signed by the Corporation and the Executive shall replace any prior Agreement dealing with Supplemental Executive Retirement Income.

11.      GOVERNING LAWS
         This Agreement shall be governed by the laws applicable in the province of Saskatchewan.

IN WITNESS WHEREOF the Corporation has executed this Agreement by its duly authorized officers on its behalf and the Executive has executed this Agreement as of the date first above written.

                                       Potash Corporation of Saskatchewan Inc.


                                       ---------------------------------------



                                       Executive:


                                       ---------------------------------------




SIGNED SEALED AND DELIVERED
in the presence of:

__________________________________
Name of Witness

__________________________________
Signature of Witness